Exhibit 99.2

Quarterly update FY 2009 third quarter July 20, 2009

2 2 Agenda Introduction Glen Ponczak - Director, Investor Relations Overview and Economic Environment / Outlook Steve Roell - Chairman and Chief Executive Officer Business Results and Financial Review Bruce McDonald - Executive Vice President and Chief Financial Officer Q&A FORWARD-LOOKING STATEMENT Johnson Controls, Inc. ("the Company") has made forward-looking statements in this presentation pertaining to its financial results for fiscal 2009 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements and include terms such as "outlook," "expectations," "estimates," or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, financial distress of key customers, energy prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of or changes to commercial contracts, liquidity, the ability to execute on restructuring actions according to anticipated timelines and costs as well as other factors discussed in the Company's Form 8-k (filed March 9, 2009) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward- looking statement made by, or on behalf of, the Company.

3 2009 third quarter A return to solid profitability, despite continued depressed market conditions Sales: $7.0 billion vs. $9.9 billion in 2008 Segment income: $282 million Building Efficiency and Power Solutions profitable; Automotive Experience profitable in Asia and Europe, much smaller sequential loss in N. A. Net income: $163 million $0.26 per diluted share vs. $0.73 in Q3 2008 Outstanding performance by our management team and employees Significant sequential quarterly improvement 2009 Q3 vs. Q2* Revenue: +$0.7 billion Segment income: +$395 million Net income: +$260 million Diluted EPS: +$0.42/share Foreign currency Lower auto volumes Lower lead ($2.6 billion) *Excludes Q2 restructuring and non-recurring charges

2009 Q3 highlights Awarded immediate takeover seating and interiors business Bidding on 2,700 ARRA-funded (stimulus) projects worth $800 million; meaningful to revenue in late 2010 Introduced enhanced Energy and Emissions Management System; analyzes energy trends, calculates greenhouse gas levels; helps customer meet greenhouse gas emission reporting standards Launched industry-first full production of lithium-ion battery systems for Mercedes S-Class Applied for U.S. Federal matching funds for domestic lithium-ion hybrid battery manufacturing 4 Awards and Recognition GM Supplier of the Year (Power Solutions) Ford World Excellence Award SPE Automotive Design Award Frost & Sullivan Market Leadership Award (Building Efficiency) Ethisphere "World's Most Ethical Companies" listing

5 5 2009 third quarter Economic environment and outlook Automotive markets appear to be stabilizing North America Q3 production down 48% vs. last year Chrysler/GM extended production shutdowns "Cash for Clunkers" legislation passed in U.S.; could pull forward sales of 250k vehicles, particularly small cars Signs of improving credit availability for car buyers Europe Q3 production down 27% vs. last year Government incentive programs benefitting "A" and "B" segment vehicles China Production up 21% vs. 2008

2009 third quarter Economic environment and outlook American Institute of Architects July 13, 2009 Construction Forecast "...beginning to see some moderation in the trends in design billings at architecture firms, so we hopefully are nearing the bottom of this cycle." Education construction decrease 8%+ in 2009; less than 1% in 2010 Health care construction decrease 1.5 % in 2009; less than 1% in 2010 6 6 Building markets trends unchanged Overall softening in new construction Institutional building vertical market (government, healthcare, education) least impacted N.A. commercial buildings market more resilient than E. Europe, Middle East, Latin America Maintenance and retrofit deferrals Delays of energy efficiency projects in U.S. due to potential for stimulus funding

7 7 2009 third quarter Automotive Experience 2009 2008 Net sales $3.0 B $4.8 B - 38% Sales down 31%, adjusted for currency Declines across all geographies (except China), customers and product segments North America: down 41% Europe: down 37% (down 25% excluding currency) China sales (unconsolidated) up 12% Segment income ($14 M) $199 M Lower volumes Benefits of cost reduction initiatives Asia income up 31%; Europe marginally profitable N.A. $34m loss; sequential monthly performance improvements

8 8 2009 third quarter Building Efficiency 2009 2008 Net sales $3.2 B $3.7 B - 14% Adjusted for currency, sales down 7% Lower revenues across all segments and geographies Asia, E. Europe, Latin America down 10% - 15% (excluding currency) Technical services down low double-digits Discretionary service / retrofit deferrals N.A. residential revenues comparable to 2008 Segment income $190 M $301 M - 37% Impact of lower volumes / factory absorption Unfavorable commodity hedges Cost reduction initiatives accelerating $4.4 B -9% (-6% ex FX) N.A. backlog comparable with year-ago Double digit backlog decline in Europe and Middle East Backlog negatively impacted by delays in awarding energy efficiency contracts pending ARRA funding Commercial backlog (at June 30, 2009)

9 9 2009 third quarter Power Solutions 2009 2008 Net sales $856 M $1.4 B - 39% Lead and currency impact ($520 M) Unit volumes down 12% OE unit volume down 34% in Americas; 29% in Europe Aftermarket unit volume down mid-single digits in N.A. and Europe Segment income $106 M $145 M - 27% Lower unit volumes $15 M loss on sale of former manufacturing site and asset write-offs Increased investment in Asia lead-acid expansion Hybrid battery investments Q3 lead price / metric ton 2009 2008 $1,506 $2,316 - 35%

10 10 2009 third quarter Financial highlights (in millions) 2009 2008 %change Sales $6,979 $9,865 - 29% Gross profit % of sales 1,039 14.9% 1,485 15.1% - 30% SG&A expenses 787 877 - 10% Equity income 30 37 - 19% Segment income $282 $645 -56% FX - Euro to U.S. Dollar average exchange rate at $1.36 in Q3 2009 vs. $1.56 in 2008 Sales - Excluding FX, sales down 22% Gross margins - Deterioration limited to 20 basis points due to restructuring initiatives SG&A - Broad-based reductions; investing in growth initiatives Equity Income - Strong results in AE China offset by lower earnings at AE NA joint ventures

11 11 2009 third quarter Financial highlights Net financing charges - Includes impact of high coupon convertible debt offerings Income tax provision - Net non-recurring $9m benefit; underlying Q3 rate of 27% Minority interests - Losses at AE NA subsidiaries Diluted earnings per share - Share count 676 million; Y/Y increase attributable to March 2009 debt offerings (in millions except per share data) 2009 2008 Segment income $282 $645 Net financing charges (65) (69) Income before taxes/minority interests 217 576 Income tax (provision) / benefit (50) (121) Minority interests, (net earnings) / loss (4) (16) Net income $163 $439 Diluted earnings per share $0.26 $0.73

12 2009 third quarter Balance sheet Strong liquidity position Revolver matures in December 2011 Liquidity cushion $2.2 billion Cash flow positive $343 million from operations and investing Reduction in net debt $245 million Net debt to capitalization ratio approximately 33.8% vs. 36.2% at end of Q2 120 bp improvement in working capital as a percentage of sales in the quarter Capital spending consistent with 2009 forecast of $600 - $625 million Capital spending consistent with 2009 forecast of $600 - $625 million Capital spending consistent with 2009 forecast of $600 - $625 million Capital spending consistent with 2009 forecast of $600 - $625 million Capital spending consistent with 2009 forecast of $600 - $625 million Capital spending consistent with 2009 forecast of $600 - $625 million Capital spending consistent with 2009 forecast of $600 - $625 million Capital spending consistent with 2009 forecast of $600 - $625 million Capital spending consistent with 2009 forecast of $600 - $625 million Capital spending consistent with 2009 forecast of $600 - $625 million

13 2009 Q4 expectations Sequential improvement in profitability Accelerating benefit of restructuring initiatives Seasonality in Building Efficiency Automotive Experience expected to be profitable Power Solutions segment income comparable with 2008 level Improved Building Efficiency results Seasonality Cost reduction initiatives Unfavorable commodity hedges roll off Continued investments in areas that support our growth strategies In addition, Q4 non-recurring tax benefits of $100 - $125 million Strong Q4 cash flow generation